Exhibit 10.3

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Tenth Amendment”) is entered into as of the Tenth Amendment Closing Date (as defined below) by and between IBIO CDMO LLC, a Delaware limited liability company (“Borrower”), and WOODFOREST NATIONAL BANK, a national banking association, as lender (in such capacity, “Lender”).

RECITALS

A.Borrower and Lender entered into that certain Credit Agreement dated November 1, 2021 (as amended by the First Amendment thereto dated as of October 11, 2022, the Second Amendment thereto dated as of February 9, 2023, the Third Amendment thereto dated as of February 20, 2023, the Fourth Amendment thereto dated as of March 24, 2023, the Fifth Amendment thereto dated as of May 10, 2023, the Sixth Amendment thereto dated as of September 18, 2023, the Seventh Amendment thereto dated as of October 4, 2023, the Eighth Amendment thereto dated as of December 22, 2023, the Ninth Amendment thereto dated as of March 28, 2024 and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

B.Borrower has requested Lender to enter into certain amendments to certain provisions of the Credit Agreement.

C.Borrower and Lender are willing to enter into the requested amendments set forth herein, subject to and conditioned upon the terms and conditions set forth in this Tenth Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the promises herein contained, the mutual benefits to be derived herefrom and other good and valuable consideration received by each party, and each intending to be legally bound hereby, the parties agree as follows:

I.Agreements and Amendments to Credit Agreement. Borrower and Lender agree as follows:

(a)Section 1.1, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Tenth Amendment” means the Tenth Amendment to Credit Agreement dated as of the Tenth Amendment Closing Date by and between Borrower and Lender.

“Tenth Amendment Closing Date” means May 15, 2024.

(b)Section 1.1, Definitions, of the Credit Agreement is hereby amended by replacing the definition of “Maturity Date” in its entirety to read as follows:

Maturity Date means the earlier of (a) May 31, 2024, or (b) the acceleration of maturity of the Term Loan in accordance with Section 12 of this Agreement.

II.Conditions Precedent to the Effectiveness of Tenth Amendment.  This Tenth Amendment shall be effective upon the satisfaction of the following conditions precedent:

(a)Lender shall have received this Tenth Amendment duly executed by Borrower and Parent Guarantor; and

(b)No Potential Default or Default shall have occurred and be continuing.

III.Reaffirmation of Representations and Warranties.  To induce Lender to enter into this Tenth Amendment, Borrower hereby reaffirms, as of the Tenth Amendment Closing Date (except as otherwise provided herein or to the extent such representations and warranties speak as to an earlier date or a date certain), its representations and warranties contained in Section 7 of the Credit Agreement (other than the representation set forth in the last sentence of Section 7.10 of the Credit Agreement), and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

(a)The execution and delivery of this Tenth Amendment and the performance by Borrower of its obligations under this Tenth Amendment are within Borrower’s power, have been duly authorized by all necessary company action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Organizational Documents of Borrower or of any agreement binding upon Borrower.

(b)This Tenth Amendment represents the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally.

(c)No change, event or state of affairs has occurred and is continuing which would constitute a Potential Default or a Default.

(d)No exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Tenth Amendment.

IV.Defined Terms.  Terms used herein that are defined in the Credit Agreement, as amended hereby, shall have the same meanings herein, unless the context otherwise requires.

V.Reaffirmation of Credit Agreement.  This Tenth Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

VI.Ratification of Liens; Release; Indemnity.

(a)The Borrower acknowledges and ratifies, as of the Tenth Amendment Closing Date, the existence and priority of the Liens granted by the Borrower in favor of Lender pursuant to the Security Documents in and to the Collateral and represents, warrants and covenants that such Liens are valid, existing and in full force and effect.

(b)THE BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS LENDER AND LENDER’S OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS, EXPERTS AND SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE TENTH AMENDMENT CLOSING DATE.

(c)For the avoidance of doubt, the indemnity provisions of Section 13.11 of the Credit Agreement are in full force and effect and continue to apply in full as of the Tenth Amendment Closing Date, as described therein.

VII.Governing Law.  THIS TENTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

VIII.Invalid Provisions.  If any provision of this Tenth Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Tenth Amendment shall not be affected or impaired thereby and (b) the parties shall engage in good faith negotiations to replace the illegal, invalid or unenforceable provisions, with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IX.Multiple Counterparts and Electronic Signatures.  This Tenth Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Tenth Amendment may be transmitted and signed by facsimile, portable document format (PDF), or other electronic means, and shall have the same effect as manually-signed originals and shall be binding on the Loan Parties and Lender, with originals signatures to be delivered to Lender at Lender’s request.

X.Section Headings.  Section headings in this Tenth Amendment are included for convenience of reference only and shall not affect the interpretation of this Tenth Amendment.

XI.Successors and Assigns.  This Tenth Amendment is binding upon, and inures to the benefit of, the parties hereto and their respective successors and permitted assigns.

XII.Reservation of Rights; No Waiver of Defaults.  Lender hereby reserves all of its rights and remedies under the Credit Agreement and the other Loan Documents in all respects and for all purposes in addition to all other rights and remedies available to it under applicable Law or in equity.  This Tenth Amendment is not intended to operate as a waiver of Lender’s rights and remedies and does not constitute or operate as (a) a waiver of (or a consent to) any existing Potential Default or Default or any other violation of or noncompliance with any provision of the Credit Agreement, as amended hereby, or any other Loan Document, (b) an agreement to waive any existing or future Potential Default or Default, or (c) a waiver of Lender’s right to insist upon strict compliance with each term, covenant, condition and provision of the Credit Agreement, as amended hereby, and the other Loan Documents.

XIII.ENTIRETY.  THIS TENTH AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG BORROWER, GUARANTORS AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY BORROWER, GUARANTORS AND LENDER.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BORROWER, GUARANTORS AND LENDER.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed on the Tenth Amendment Closing Date.

BORROWER:

IBIO CDMO LLC, a Delaware limited liability company

By:	/s/ Felipe Duran
Felipe Duran
Authorized Person

Signature Page to Tenth Amendment to Credit Agreement

LENDER:

WOODFOREST NATIONAL BANK

By:	/s/ Tom Aderhold
Tom Aderhold
Executive Vice President

Signature Page to Tenth Amendment to Credit Agreement

GUARANTOR’S CONSENT AND AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Tenth Amendment, IBIO, INC., a Delaware corporation (“Guarantor”), hereby consents to this Tenth Amendment, and agrees that this Tenth Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed November 1, 2021 (as amended by the Guaranty First Amendment, the Guaranty Second Amendment, the Guaranty Third Amendment, the Guaranty Fourth Amendment, the Guaranty Fifth Amendment and as otherwise amended, restated, supplemented or modified from time to time, the “Guaranty”) executed by Guarantor in connection with the Credit Agreement.  Guarantor further represents and warrants to Lender that (a) the representations and warranties in the Guaranty are true and correct in all material respects on and as of the Tenth Amendment Closing Date as though made on such date (except to the extent that such representations and warranties specifically relate to an earlier date), (b) after giving effect to the Tenth Amendment, it is in full compliance with all covenants and agreements contained in the Guaranty, (c) no Potential Default or Default has occurred and is continuing under the Guaranty and (d) the execution and delivery of this Guarantor’s Consent and Agreement are within Guarantor’s power and have been duly authorized by all necessary company action.  This Guarantor’s Consent and Agreement shall be binding upon Guarantor, and its successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and permitted assigns.

THE GUARANTOR HEREBY RELEASES, DISCHARGES AND ACQUITS LENDER FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE GUARANTY, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE TENTH AMENDMENT CLOSING DATE.

For the avoidance of doubt, the indemnity provisions of Section 19 of the Guaranty are in full force and effect and continue to apply in full as of the Tenth Amendment Closing Date, as described therein.

[Signature page follows.]

Signature Page to Guarantor’s Consent and Agreement to
Tenth Amendment to Credit Agreement

GUARANTOR:

IBIO, INC., a Delaware corporation

By:	/s/ Felipe Duran
Felipe Duran
Chief Financial Officer

Signature Page to Guarantor’s Consent and Agreement to
Tenth Amendment to Credit Agreement